UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2014
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On February 28, 2014, FMC Corporation (“FMC”) announced the completion of the sale of its FMC Peroxygens business for approximately $200 million in cash to One Equity Partners, the private investment arm of J.P. Morgan Chase and Co.
Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of FMC's press release dated March 3, 2014, announcing the completion of the disposition. Also attached as Exhibit 99.2 to this Current Report on Form 8-K is the unaudited pro forma financial information. The unaudited pro forma consolidated financial information of FMC was derived from our historical consolidated financial statements and is presented to give effect to the disposition of FMC Peroxygens.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit
Number        Description
99.1         Press Release of FMC dated March 3, 2014.
99.2        Pro forma financial information of FMC (Unaudited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: March 3, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of FMC dated March 3, 2014.

99.2	Pro forma financial information of FMC (Unaudited)